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                                                      Registration No. 333-80929
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                   TO FORM S-3

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                   ----------

                       NUCENTRIX BROADBAND NETWORKS, INC.
             (Exact name of Registrant as Specified in its Charter)

                             DELAWARE                                                      73-1435149
                 (State or Other Jurisdiction of                                       (I.R.S. Employer
                 Incorporation or Organization)                                       Identification No.)

                                                                                      CARROLL D. MCHENRY
                                                                                     CHAIRMAN, PRESIDENT AND
                                                                                     CHIEF EXECUTIVE OFFICER
                                                                                 NUCENTRIX BROADBAND NETWORKS, INC.
             4120 INTERNATIONAL PARKWAY, SUITE 2000                            4120 INTERNATIONAL PARKWAY, SUITE 2000
                  CARROLLTON, TEXAS 75007-1906                                    CARROLLTON, TEXAS 75007-1906
                         (972) 662-4000                                                  (972) 662-4000
     (Address, Including Zip Code, and Telephone Number,             (Name, Address, Including Zip Code, and Telephone Number,
including Area Code, of Registrants' Principal Executive Offices)           Including Area Code, of Agent for Service)

                                         Copies of All Communications to:

                    RODNEY L. MOORE, ESQ.                                            J. CURTIS HENDERSON, ESQ.
                    VINSON & ELKINS L.L.P.                                      NUCENTRIX BROADBAND NETWORKS, INC.
                 2001 ROSS AVENUE, SUITE 3700                                 4120 INTERNATIONAL PARKWAY, SUITE 2000
                     DALLAS, TEXAS 75201                                           CARROLLTON, TEXAS 75007-1906
                  TELEPHONE: (214) 220-7700                                          TELEPHONE: (972) 662-4000
                  FACSIMILE: (214) 220-7716                                          FACSIMILE: (972) 662-3800
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         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not
applicable.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities
Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box: [ ]


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                          DEREGISTRATION OF SECURITIES

         On June 17, 1999, Nucentrix Broadband Networks, Inc., a Delaware corporation (the "Company"), filed a registration statement on Form S-1 (No.
333-80929), as amended by Amendment No. 1 to Form S-1 filed on December 16, 1999 and Post-Effective Amendment No. 1 to Form S-1 on Form S-3 filed on February 2,
2001 (collectively, the "Registration Statement"), to register 3,842,593 shares of the Company's common stock, $0.001 par value (the "Shares"), to be sold by the selling stockholders named in the Registration Statement. On August 13, 2003, the Company filed a Form 15 with the Securities and Exchange Commission terminating its registration under Section 12(g) and Section 15(d) of the Securities Exchange Act of 1934 and has previously notified the National
Association of Securities Dealers, Inc. that it is delisting the Company's common stock from the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System. Accordingly, this
Post-Effective Amendment No. 2 to the Registration Statement is being filed to deregister, as of the date hereof, all of the Shares that remain unsold under the Registration Statement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on August 13, 2003.

                                     NUCENTRIX BROADBAND NETWORKS, INC.



                                     By: /s/      CARROLL D. MCHENRY
                                         ---------------------------------------
                                                   Carroll D. McHenry
                                                 Chairman of the Board,
                                         President and Chief Executive Officer,
                                             Acting Chief Financial Officer
                                            (Principal Executive Officer and
                                              Principal Financial Officer)

Date:  August 13, 2003

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons on behalf of the registrant and in capacities and on the dates indicated.

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
                   SIGNATURE                                      TITLE                        DATE
                   ---------                                      -----                        ----
      /s/    CARROLL D. MCHENRY                          Chairman of the Board,           August 13, 2003
-------------------------------------------      President and Chief Executive Officer,
             Carroll D. McHenry                      Acting Chief Financial Officer
                                                    (Principal Executive Officer and
                                                      Principal Financial Officer)


      /s/     ELIZABETH D. REIMER                         Assistant Controller            August 13, 2003
-------------------------------------------          (Principal Accounting Officer)
              Elizabeth D. Reimer

      /s/     RICHARD B. GOLD                                   Director                  August 13, 2003
-------------------------------------------
              Richard B. Gold

      /s/     BENJAMIN F. HOLCOMB                               Director                  August 13, 2003
-------------------------------------------
              Benjamin F. Holcomb

      /s/     STEVEN D. SCHEIWE                                 Director                  August 13, 2003
-------------------------------------------
              Steven D. Scheiwe

      /s/     NEIL S. SUBIN                                     Director                  August 13, 2003
-------------------------------------------
              Neil S. Subin
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